                                 EXHIBIT (j)(2)

                                    VLC TRUST
                                POWER OF ATTORNEY

         We, the undersigned officers and trustees of the VLC Trust (the "Trust"), hereby severally constitute and appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our hands and in the capacities indicated below, any and all Post-Effective Amendments to the Trust's Registration Statement on Form N-1A and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have set their hands on the date written.


/s/ Alfred B. Van Liew                   Trustee and President              February 18, 2004
------------------------------           Principal Executive Officer)
(Alfred B. Van Liew )

/s/ Kevin M. Oates                       Treasurer (Chief Financial         February 18, 2004
------------------------------           and Accounting Officer)
(Kevin M. Oates )

/s/ Mary Ann Altrui                      Trustee                             February 18, 2004
------------------------------
(Mary Ann Altrui)

/s/ Milton C. Bickford                   Trustee                             February 18, 2004
------------------------------
(Milton C. Bickford)

/s/ Meredith A. Curren                   Trustee                             February 18, 2004
------------------------------
(Meredith A. Curren)

/s/ Michael E. Hogue                     Trustee                             February 18, 2004
------------------------------
(Michael E. Hogue)

/s/ Arthur H. Lathrop                    Trustee                             February 18, 2004
------------------------------
(Arthur H. Lathrop)

/s/ Alice M. MACINTOSH                   Trustee                             February 18, 2004
------------------------------
(Alice M. MACINTOSH)

/s/ Lawrence B. Sadwin                   Trustee                             February 18, 2004
------------------------------
(Lawrence B. Sadwin)

/s/ John H. St. Sauveur                  Trustee                             February 18 2004
------------------------------
(John H. St. Sauveur)


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